================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 17, 2006

ORIGEN RESIDENTIAL SECURITIES, INC. (as depositor under a Trust Agreement, dated as of December 1, 2005 providing for, inter alia, the issuance of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2005-B)


                       Origen Residential Securities, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                           333-117573                     20-1370314
--------                           ----------                     ----------
State of Incorporation        (Commission File Number)          (I.R.S. Employer
                                                             Identification No.)

27777 Franklin Road, Suite 1700, Southfield, Michigan               48034
-----------------------------------------------------------         -----
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (248) 746-7000

-----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))



================================================================================

Item 8.01. Other Events


     This current report on Form 8-K relates to the monthly distribution reported to Certificateholders of Origen Manufactured Housing Contract Trust 2005-B Notes, which was made January 17, 2006.


Item 9.01. Financial Statements and Exhibits


     (a) Not applicable


     (b) Not applicable


     (c) Exhibits



EXHIBIT NO.                              DESCRIPTION
-----------                              -----------

99.1              Statement to Certificateholders of Origen Manufactured
                  Housing Contract Trust 2005-B Notes dated January 17,
                  2006.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 20, 2006




                                ORIGEN RESIDENTIAL SECURITIES, INC.
                                By: Origen Servicing, Inc., as Attorney-in-Fact

                                        By: /s/ W. Anderson Geater, Jr.
                                            ------------------------------------
                                        W. Anderson Geater, Jr., Chief Financial
                                        Officer

                                Index to Exhibits


Exhibit
Number                                Description
-------                               -----------
99.1         Statement to Certificateholders of Origen Manufactured
             Housing Contract Trust 2005-B Notes dated January 17, 2006.